Accrued Expenses and Other Current Liabilities - Summary of Accrued Expenses and Other Current Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 CNY (¥)
Accrued Expenses and Other Current Liabilities [Line Items]
Customer deposits	¥ 30,570		¥ 54,677
Accrued expenses	21,172		11,919
Accrued Property, Equipment and Software related payables	5,714		3,570
Others	1,017		742
Accrued expenses and other current liabilities	¥ 58,473	$ 8,422	¥ 70,908